SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.   20549


                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 22, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 29, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Equity Loan-Backed Term Notes, Series 1998-HS1)


                  Residential Funding Mortgage Securities II, Inc. (Exact name of registrant as specified in its charter)

DELAWARE                          333-28025      41-1808858
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
of Incorporation)                  File Number)   Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota             55437
 (Address of Principal         (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

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           (a)  Not applicable

           (b)  Not applicable

           (c)  Exhibits:

                     Item 601(a) of
                     Regulation S-K
Exhibit No.     Exhibit No.                   Description

1                    23                        Consent of KPMG Peat
                                               Marwick LLP, independent
                                               auditors of Ambac Assurance
                                               Corporation with respect to
                                               the Residential Funding
                                               Mortgage Securities II, Inc.
                                               Home Equity Loan-Backed
                                               Term Notes, Series 1998-
                                               HS1




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                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:    /s/ Diane S. Wold
                               Name:  Diane S. Wold
                               Title: Vice President


Dated: January 22, 1998



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                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.


                               By:
                               Name:  Diane S. Wold
                               Title: Vice President


Dated: January 22, 1998


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                           EXHIBIT INDEX


           Item 601(a) of                               Sequentially
Exhibit    Regulation S-K                               Numbered
Number     Exhibit No.                  Description     Page

1               23                  Accountant's Consent

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                             EXHIBIT 1


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                   INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-28025) of Residential Funding Mortgage Securities II, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant dated January 22, 1998 (the "Prospectus Supplement") of our report dated January 30, 1997 on the consolidated financial statements of Ambac Assurance Corporation (formerly AMBAC Indemnity Corporation) as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, which report appears in the Form 8-K of Ambac Financial Group, Inc. (formerly AMBAC Inc.) dated March 12, 1997 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                              KPMG PEAT MARWICK LLP

New York, New York
January 22, 1998


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